July 29, 2016

Dear Shareholder,

Paradigm’s Micro-Cap Fund declined 3.59% in the second quarter of 2016, compared to a gain of 3.97% for the benchmark Russell Microcap. Year to date, the Fund depreciated 0.58%, compared to the Russell Microcap Index’s decline of 1.68%. Since inception, the Fund has returned 5.04% per year, compared to a 4.99% annualized return for the Russell Microcap1.

If we believed that the markets appeared volatile in the final days of June 2015 due to gyrations around the Greek debt crisis and Puerto Rico bond default headlines, the end of June 2016 proved all the more tumultuous as a result of the Brexit shock. What up until then had been a relatively benign quarter was quickly upended. While clearly the Brexit news brought a host of concerns to the forefront of the global markets’ fears, the immediate impact for US markets was a “risk-off” reaction that especially punished smaller companies as investors fled to more defensive areas. That being said, we believe that this development should not materially change the course of events for the majority of our portfolio holdings. In fact, we believe it should even bode well over the longer term, as we expect the micro-cap companies held in this portfolio to remain more insulated from both the geographic and currency-related impacts of Brexit-like events.

The portfolio’s Industrials sector was the top performer for the second quarter. The portfolio sector returned 4.36%, compared to a 1.74% gain for the benchmark sector. This continues a long-term trend of outperformance in this sector, which has materially outperformed over the one, three, and five-year periods.

The Consumer Discretionary sector proved most challenging in the quarter. The portfolio’s focus on smaller traditional retailers most impacted performance, with the effect of stock-specific selloffs in key holdings magnified by the portfolio’s concentrated investment style.

As the Amazons of the world become increasingly dominant across more and more categories, a more complex retail and consumer environment is clearly not a temporary phenomenon. Mall traffic continues to post consistent declines, while consumers reportedly prioritize spending on technology, devices, and experiences, making the business of specialty retail increasingly challenging. Since Retail has been an area of historical focus and investment for the strategy, it is a topic we continue to scrutinize. We do not believe retail is dead, but we do believe that the nature of the business has dramatically and permanently changed, and not for the better. Thus we continue to seek out investment opportunities that can capitalize on this evolving consumer landscape.

In the immediate post-Brexit aftermath, market dynamics clearly favored defensive sectors, as well as historical areas of perceived safety such as precious metals. These dynamics are headwinds for the portfolio in the short term given our consistent focus on sectors where we have the most expertise and conviction. Fundamentally, however, we believe this disconnect provides further opportunities for disciplined, bottom-up stock selection, and we remain dedicated to our investment process and our focus on the micro-cap market.

As always, we thank you for your continued interest and support, and your investment with Paradigm.

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr Enclosures

During the one year period ended June 30, 2016, the Paradigm Micro-Cap Fund return -11.28%, compared to -12.06% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended June 30, 2016 was 6.12% compared to 8.20% for the Russell Microcap Index. Since Inception (1/1/2008) to June 30, 2016, the Paradigm Micro-Cap Fund’s average annual return was 5.04% compared to 4.99% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2016, the Fund’s total expense ratio is 1.25%. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.